November 22, 2004

DREYFUS VARIABLE INVESTMENT FUND-

BALANCED PORTFOLIO

Supplement to Prospectus Dated
May 1, 2004

On November 18, 2004, shareholders of the Balanced Portfolio (the “Portfolio”) approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between The Dreyfus Corporation (“Dreyfus”) and Wisconsin Capital Management, Inc. (“Wisconsin Capital”), l200 John Q. Hammons Drive, Madison, Wisconsin 53717, with respect to the portfolio. The management fee payable to Dreyfus by the portfolio will remain at the annual rate of 0.75% of the value of the portfolio's average daily net assets.

     At that same meeting, shareholders approved changing the portfolio's investment objective effective December 10, 2004 to:

     The portfolio seeks high total return through a combination of capital appreciation and current income.

Under the Sub-Advisory Agreement and subject to Dreyfus' supervision, Wisconsin Capital will provide investment advisory assistance and day-to-day management of the portfolio's investments. Effective December 10, 2004, Thomas G. Plumb will become the portfolio's primary portfolio manager. Mr. Plumb has been President and sole owner of Wisconsin Capital since the end of December 2003; prior thereto, he had been Vice President of Wisconsin Capital since co-founding it in June 1984. David B. Duchow, Timothy R. O’Brien and Clint A. Oppermann will serve as associate portfolio managers. Messrs. Duchow and O’Brien have each been a portfolio manager and investment analyst for Wisconsin Capital since 1992 and 1997, respectively. Mr. Oppermann has been vice president and director of research of Wisconsin Capital since November 2001, and, since August 1999, a portfolio manager for Wisconsin Capital.

     The portfolio, Dreyfus, Wisconsin Capital, and Dreyfus Service Corporation (the portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. Each of the Dreyfus and Wisconsin Capital code of ethics restricts the personal securities transactions of its employees, and requires the portfolio managers and other investment personnel to comply with the code's pre-clearance and disclosure procedures. The primary purpose of each code is to ensure that personal trading by employees of Dreyfus or Wisconsin Capital does not disadvantage any fund managed by Dreyfus or Wisconsin, respectively.

November 22, 2004
DREYFUS VARIABLE INVESTMENT FUND-

BALANCED PORTFOLIO

Supplement to Statement of Additional Information
Dated
May 1, 2004

On November 18, 2004, shareholders of the Balanced Portfolio (the “Portfolio”) approved a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between The Dreyfus Corporation (“Manager”) and Wisconsin Capital Management, Inc. ("Wisconsin Capital"), located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, with respect to the Portfolio. The management fee payable to the Manager by the Portfolio will remain at the annual rate of 0.75% of the value of the Portfolio's average daily net assets. Under the Sub-Advisory Agreement, the Manager has agreed to pay Wisconsin Capital from the management fee the Manager receives from the Portfolio a monthly sub-advisory fee at the annual rate set forth below as a percentage of the Portfolio’s average daily net assets:

Annual Fee as a Percentage
Average Daily Net Assets	of Average Daily Net Assets

0 to $300 million	0.25 of 1%
$300 million or more	0.20 of 1%

Under the Sub-Advisory Agreement and subject to the Manager's supervision, Wisconsin Capital will provide investment advisory assistance and day-to-day management of the Portfolio's investments. Effective December 10, 2004, Thomas G. Plumb, David B. Duchow, Timothy R. O’Brien and Clint A. Oppermann will serve as the Portfolio’s portfolio managers.

Thomas G. Plumb owns all of the outstanding shares of Wisconsin Capital and serves as its President. All of the outstanding voting stock of Wisconsin Capital is currently owned directly by Thomas G. Plumb. Wisconsin Capital intends to reorganize, on or about January 1, 2005, as a manager-managed limited liability company to be named “Wisconsin Capital Management, LLC”). The manager of Wisconsin Capital Management, LLC will be WCM, Inc., an entity owned by Mr. Plumb which will have control and authority over the management and operation of the firm. Mr. Plumb will continue to control Wisconsin Capital following the reorganization through his ownership of the manager, but he will share the allocation of Wisconsin Capital’s profits and cash distributions with certain other portfolio managers of the firm. Wisconsin Capital does not expect the reorganization to have any adverse impact on the investment management services it will provide the Portfolio.